SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: February 10, 1999




                             HARMONY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                       000-19577                    95-4333330
-----------------            ---------------------        ---------------------
(State or other              (Commission File No.)        (IRS Employer ID No.)
 jurisdiction
of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (612) 925-8840
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on February 10, 1999, and attached hereto as an exhibit, relating to the removal of the Registrant from Nasdaq SmallCap Market to the OTC Bulletin Board.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated February 10, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 1999                HARMONY HOLDINGS, INC.



                                   BY:  /s/ James G. Gilbertson
                                        ---------------------------------------
                                        James G. Gilbertson
                                   ITS: Chief Operating Officer

                                  EXHIBIT INDEX


   EXHIBIT
     NO.                      DESCRIPTION
-------------- -----------------------------------------------------------------

     99.1      Press Release dated February 10, 1999.